UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 10, 2016

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) On June 10, 2016, Ashford Hospitality Prime, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of May 20, 2016, the record date for the Annual Meeting, there were 28,264,726 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 24,265,959 shares, or approximately 86% of the eligible voting shares, were represented either in person or by proxy.

At the Annual Meeting, the Company’s stockholders voted on the following items:

1. Proposal 1 - To elect seven nominees to the board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to the Company's board of directors (constituting the entire board of directors), with the voting results for each nominee as shown:

			Broker
Name	For	Withheld	Non-votes
Monty J. Bennett	8,639,787	14,754,108	872,064
Douglas A. Kessler	8,767,673	14,626,222	872,064
Stefani D. Carter	7,531,772	15,862,123	872,064
Curtis B. McWilliams	8,173,597	15,220,298	872,064
W. Michael Murphy	8,802,354	14,591,541	872,064
Matthew D. Rinaldi	8,800,851	14,593,044	872,064
Andrew L. Strong	7,536,239	15,857,656	872,064
2. Proposal 2 - To ratify the appointment of BDO USA, LLP, a national public accounting firm, as the Company's independent auditors for the fiscal year ending December 31, 2016. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
22,731,609	616,640	917,710	—

ITEM 7.01     REGULATION FD DISCLOSURE
Ashford Hospitality Prime, Inc., (“Ashford Prime” or the “Company”) today announced voting results from its 2016 Annual Meeting of stockholders (the “Annual Meeting”) held earlier today. The Company’s director nominees each received a plurality of votes at the Annual Meeting and were re-elected. For each of the director nominees the “withheld” votes exceeded the “for” votes, and as a result, in accordance with Ashford Prime’s corporate governance guidelines, each member of the Board tendered a resignation to the nominating and corporate governance committee, which was subsequently considered and rejected by the Board of Directors.

Additionally, a committee of independent directors of the Board, previously formed in connection with the Company’s recently completed strategic review, has instructed the Company’s financial advisors to connect with The Weisman Group to thoroughly review their recent proposal. The committee of independent directors is committed to acting in the best interest of all stockholders and plans to determine the viability of their proposal. The Press release is attached hereto as Exhibit 99.1.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

99.1	Press Release of the Company dated June 10, 2016.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 10, 2016

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel